UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 7, 2005

Cooper Tire & Rubber Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04329	344297750
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio		45840
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-423-1321

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On April 7, 2005, Cooper Tire and Rubber Company announced it has reached a tentative contract agreement with United Steelworkers of America Local 7521.

A copy of the press release issued by the Company is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company disclosed that on April 7, 2005, Cooper Tire and Rubber Company announced it has reached a tentative contract agreement with United Steelworkers of America Local 7521.

The Company also disclosed that the Company estimates that the negative financial impact of the strike during the first quarter ended March 31, 2005, was in the range of 5 to 7 cents per share.

A copy of the press release issued by the Company is attached as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
Number Exhibit
99 Press release, dated April 7, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Tire & Rubber Company

April 7, 2005	By:	/s/ James E. Kline

Name: James E. Kline
Title: Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99	Press release, dated April 7, 2005